Supplement to the
Fidelity Advisor® Utilities Fund
Class A, Class T, Class C and Class I
September 29, 2016
As Revised February 10, 2017
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Utilities Fund has been removed.

AFUG-SUM-17-01 1.9880400.101	March 1, 2017